Long-Term Loans - Schedule of Annual Principal Payments (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Equity Method Investments And Cost Method Investments [Abstract]
2016	$ 14,427
2017	6,370
2018	18,200
2019	18,200
2020	182,438
Total	$ 239,635